Exhibit 4.1

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES, L.L.C.

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

NUMBER		SHARES
SMDI-	SIRENZA
MICRODEVICES
This Certificate is Transferable		CUSIP 82966T 10 6
in the Cities of Ridgefield Park,		SEE REVERSE FOR CERTAIN
N.J. or New York, N.Y.		DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE

PER SHARE, OF

SIRENZA MICRODEVICES, INC

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated: [SEAL]

/s/ ROBERT VAN BUSKIRK	/s/ JOHN OCAMPO
PRESIDENT AND CHIEF EXECUTIVE OFFICER	CHAIRMAN OF THE BOARD

SIRENZA MICRODEVICES, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MUST BE MADE TO THE CORPORATION’S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common

TEN ENT	—	as tenants by the entireties

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—                         (Cust) Custodian                          (Minor) under Uniform Gifts to Minors Act             (State)

UNIF TRF MIN ACT—                             (Cust) Custodian (until age             )                          (Minor) under Uniform Transfers to Minors Act                                  (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)

                                              Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                   Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

In presence of

Signature(s) Guaranteed

By

THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.